UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2005

CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.

(Exact name of registrant specified in charter)

Delaware	000-50505	13-4287300

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Foxborough Blvd., Suite 240
Foxborough, MA 02035

(Address of principal executive offices) (Zip Code)

(508) 549-9981

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On June 23, 2005, at the Annual Meeting of Stockholders of Cyberkinetics Neurotechnology Systems, Inc. (the “Company”), the stockholders of the Company voted to approve an amendment to the Company’s 2002 Equity Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock authorized for issuance under the Plan by 966,667, thereby increasing the total shares of common stock authorized for issuance from 2,533,333 to 3,500,000.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit
Number	Description
10.1	Third Amended and Restated 2002 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberkinetics Neurotechnology Systems, Inc.

Date: June 28, 2005	By: /s/ Timothy R. Surgenor

Timothy R. Surgenor
Chief Executive Officer
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Third Amended and Restated 2002 Equity Incentive Plan